EXHIBIT 24

POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint KENNETH N. JONES, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney, full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

            EXECUTED this 12th day of February, 2003.

/s/ William H. Armstrong III
William H. Armstrong III

POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

            EXECUTED this 12th day of February, 2003.

/s/ Bruce G. Garrison
Bruce G. Garrison

POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

            EXECUTED this 12th day of February, 2003.

/s/ James C. Leslie
James C. Leslie

POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

            EXECUTED this 12th day of February, 2003.

/s/ Michael D. Madden
Michael D. Madden

POWER OF ATTORNEY

            BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Stratus Properties Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint WILLIAM H. ARMSTRONG III and KENNETH N. JONES, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of Company common stock that may be issued under the 2002 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

            EXECUTED this 12th day of February, 2003.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.